________________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                ______________



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                ______________


      Date of Report (Date of earliest event reported):  January 5, 1999

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
            (Exact name of registrant as specified in its charter)



           DELAWARE                      0-29092            54-1708481
(State or Other Jurisdiction of       (Commission         (IRS Employer
       Incorporation)                 File Number)     Identification No.)

         1700 OLD MEADOW ROAD, SUITE 300, MCLEAN, VIRGINIA       22102
             (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:  (703) 902-2800


________________________________________________________________________________

ITEMS 1-4.   NOT APPLICABLE.

ITEM 5.

     The press releases filed as exhibits provide information relating to Primus Telecommunications Group, Incorporated's ("Primus" or the "Company") planned $175 million private placement of senior notes and request for consents to amend the Company's 11-3/4% senior notes due 2004.

ITEM 6.      NOT APPLICABLE.

ITEM 7.

     (b) PRO FORMA FINANCIAL STATEMENTS.
         ---------

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED


                       UNAUDITED PRO FORMA FINANCIAL DATA

  The following unaudited pro forma consolidated financial statements are based on the historical presentation of the consolidated financial statements of the Company, TresCom International, Inc. ("TresCom"), USFI, Inc. and Telepassport L.L.C. The Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1998 gives effect to the merger between a wholly-owned subsidiary of Primus and TresCom consummated on June 9, 1998 (the "TresCom Merger"), the offering of its 9-7/8% Senior Notes due 2008 (the "1998 Senior Notes") and the offering ("Offering") of Senior Notes due 2009 which are planned to be offered for sale in January 1999 (the "Notes") as if they had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 gives effect to the October 1997 acquisition by Primus of Telepassport L.L.C. and USFI, Inc. (the "Telepassport/USFI Acquisition"), the TresCom Merger, the offering of 11-3/4% Senior Notes due 2004 (the "1997 Senior Notes"), the offering of the 1998 Senior Notes and the Offering as if they had occurred on January 1, 1997. The unaudited pro forma consolidated financial statements do not give effect to the repayment of the outstanding balance under TresCom's senior secured revolving credit facility in January 1999 (The "TresCom Facility"). The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements, including notes thereto, of Primus, TresCom, USFI, Inc. and Telepassport LLC, which have previously been filed with the Securities and Exchange Commission.

  The unaudited pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

                                                                             PRO FORMA
                                                  TRESCOM      OFFERING         AS
                          PRIMUS(1)  TRESCOM(2) ADJUSTMENTS   ADJUSTMENTS    ADJUSTED
                          ---------  ---------- -----------   -----------    ---------
Net revenue.............  $295,573    $ 71,342    $(1,817)(3)  $     --      $359,141
                                                   (5,957)(4)
Cost of revenue.........   249,406      60,632     (5,957)(4)                 304,081
                          --------    --------    -------      --------      --------
Gross margin............    46,167      10,710     (1,817)           --        55,060
Operating expenses
 Selling, general, and
  administrative........    57,389      16,050     (1,817)(3)                  71,622
 Depreciation and
  amortization..........    15,322       3,215     (1,046)(5)                  19,949
                                                    2,458 (6)
                          --------    --------    -------      --------      --------
 Total operating
  expenses..............    72,711      19,265       (405)           --        91,571
                          --------    --------    -------      --------      --------
Loss from operations....   (26,544)     (8,555)    (1,412)           --       (36,511)
Interest expense........   (28,235)       (754)                 (20,624)(8)   (49,613)
Interest income.........     8,634          --                                  8,634
Other income (expense)..        --         288                                    288
                          --------    --------    -------      --------      --------
Loss before income
 taxes..................   (46,145)     (9,021)    (1,412)      (20,624)      (77,202)
Income taxes............        --           0         -- (7)        --             0
                          --------    --------    -------      --------      --------
Net loss................  $(46,145)   $ (9,021)   $(1,412)     $(20,624)     $(77,202)
                          ========    ========    =======      ========      ========

--------
(1) Represents the historical results of operations of the Company for the nine months ended September 30, 1998.
(2) Represents the historical results of operations of TresCom from January 1, 1998 through June 9, 1998 (acquisition date).

TresCom Adjustments:

(3) To reflect the reclassification of TresCom's bad debt expenses from selling, general and administrative expenses to a reduction of net revenue to conform to Primus's accounting policies.
(4) To eliminate the effects of intercompany transactions between Primus and TresCom.
(5) To reverse amortization expense associated with TresCom's previously acquired customer list and the excess of purchase price over the fair value of net assets acquired.
(6) To record amortization expense associated with TresCom's previously acquired customer list and the excess of purchase price over the fair value of net assets acquired.
(7) The pro forma adjustment to the income tax provision is zero because a valuation reserve was applied in full to the tax benefit associated with the pro forma loss before income taxes.

Offering Adjustments:

(8) To reflect (i) pro forma interest expense and amortization of deferred financing costs related to the 1998 Senior Notes and (ii) pro forma interest expense on the Notes, assuming an interest rate of 11.0% per annum, and the amortization of $6.25 million of estimated deferred financing costs.

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                (IN THOUSANDS)

                                                                      PRO FORMA AS ADJUSTED USFI/
                                                                       TELEPASSPORT AND TRESCOM
                                                                   --------------------------------------
                                                                      USFI/                                              PRO FORMA
                                 USFI,    TELEPASSPORT             TELEPASSPORT     TRESCOM                 OFFERING        AS
                     PRIMUS (1) INC. (2)    LLC (2)    TRESCOM (3) ADJUSTMENTS    ADJUSTMENTS    COMBINED  ADJUSTMENTS   ADJUSTED
                     ---------- --------  ------------ ----------- ------------   -----------    --------  -----------   ----------
Net revenue......     $280,197  $27,040      $3,108     $157,641     $(9,673)(4)    $(4,159)(7)  $448,929   $     --     $ 448,929
                                                                                    $(5,225)(8)
Cost of revenue..      252,731   20,907       2,704      124,365      (8,029)(4)     (5,225)(8)   387,453                  387,453
                      --------  -------      ------     --------     -------        -------      --------   --------     ----------
Gross margin.....       27,466    6,133         404       33,276      (1,644)        (4,159)       61,476         --        61,476
Operating expenses:
 Selling,
  general, and
  administrative..      50,622   11,182       1,389       36,386                     (4,159)(7)    95,420                   95,420
 Depreciation and
  amortization...        6,733      674          74        6,599         409 (5)     (2,167)(9)    22,155                   22,155
                                                                                      9,833 (10)
                      --------  -------      ------     --------     -------        -------      --------   --------     ----------
 Total operating
  expenses.......       57,355   11,856       1,463       42,985         409          3,507       117,575         --       117,575
                      --------  -------      ------     --------     -------        -------      --------   --------     ----------
Loss from
 operations......      (29,889)  (5,723)     (1,059)      (9,709)     (2,053)        (7,666)      (56,099)        --       (56,099)
Interest
 expense.........      (12,914)                 (18)      (1,146)                                 (14,078)   (51,663)(12)  (65,741)
Interest income..        6,238                                                                      6,238                    6,238
Other income
 (expense).......          407       25         162                                                   594                      594
                      --------  -------      ------     --------     -------        -------      --------   --------     ----------
Loss before
 income taxes....      (36,158)  (5,698)       (915)     (10,855)     (2,053)        (7,666)      (63,345)   (51,663)     (115,008)
Income taxes.....          (81)      --          --           --          -- (6)         -- (11)      (81)                     (81)
                      --------  -------      ------     --------     -------        -------      --------   --------     ----------
Net loss.........     $(36,239) $(5,698)     $ (915)    $(10,855)    $(2,053)       $(7,666)     $(63,426)  $(51,663)    $(115,089)
                      ========  =======      ======     ========     =======        =======      ========   ========     ==========

--------
 (1) Represents the historical results of operations of the Company for the year ended December 31, 1997.
 (2) Represents the historical results of operations of USFI, Inc. and Telepassport LLC for the period from January 1, 1997 through October 20, 1997 (acquisition date).
 (3) Represents the historical results of operations of TresCom for the year ended December 31, 1997.

USFI/Telepassport adjustments:
 (4) To eliminate selected net revenue and cost of revenue for a portion of the customer base which was not purchased.
 (5) To record amortization expense associated with the acquired customer list and the excess of purchase price over the fair value of net assets acquired.
 (6) The pro forma adjustment to the income tax provision is zero as a valuation reserve was applied in full to the tax benefit associated with the pro forma net loss before income taxes.

TresCom adjustments:
 (7) To reflect the reclassification of Trescom's bad debt expenses from selling, general and administrative expenses to a reduction of net revenue to conform to Primus's accounting policies.
 (8) To eliminate the effects of intercompany transactions between Primus and TresCom.
 (9) To reverse amortization expense associated with TresCom's previously acquired customer list and the excess of purchase price over the fair value of net assets acquired.
(10) To record amortization expense associated with TresCom's previously acquired customer list and the excess of purchase price over the fair value of net assets acquired.
(11) The pro forma adjustment to the income tax provision is zero as a valuation reserve was applied in full to the tax benefit associated with the pro forma net loss before income taxes.

Offering adjustments:
(12) To reflect (i) pro forma interest expense and amortization of deferred financing costs related to the 1997 Senior Notes and the 1998 Senior Notes and (ii) pro forma interest expense on the Notes, assuming an interest rate of 11.0% per annum, and the amortization on $6.25 million of estimated deferred financing costs.








                                 CAPITALIZATION

  The following table sets forth as of September 30, 1998: (i) the actual capitalization of the Company; and (ii) the actual capitalization of the Company adjusted to give effect to (A) the planned offering of the Notes, less discounts, commissions, and estimated expenses of the Offering payable by the Company, and the application of the estimated net proceeds therefrom, and
(B) the repayment of the outstanding balance under the TresCom Facility in January 1999. This table should be read in conjunction with the Company's Unaudited Pro Forma Financial Data and the notes thereto.

                             As of September 30, 1998
                             ----------------------------
                               Actual       As Adjusted
                             ------------  --------------
                                (Dollars in thousands,
                                  except share data)
Cash and cash equivalents... $    179,070   $    324,266
Restricted investments
 (including current and
 long-term).................       49,905         49,905
                             ------------   ------------
  Total cash, cash
   equivalents and
   restricted investments... $    228,975   $    374,171
                             ============   ============
Debt and capital lease
 obligations:
  TresCom Facility.......... $     23,554   $         --
  11-3/4% Senior Notes due
   2004.....................      222,888        222,888
  9-7/8% Senior Notes due
   2008.....................      150,000        150,000
  __% Senior Notes due 2009.           --        175,000
  Notes payable.............          558            558
  Capital lease
   obligations..............       14,003         14,003
                             ------------   ------------
    Total debt and capital
     lease obligations......      411,003        562,449
Stockholders' equity:
  Common Stock, $.01 par
   value--80,000,000 shares
   authorized; 28,041,692
   shares actual and as
   adjusted, issued and
   outstanding..............          280            280
  Additional paid-in
   capital..................      234,405        234,405
  Accumulated deficit.......      (94,150)       (94,150)
  Cumulative translation
   adjustment...............       (4,226)        (4,226)
                             ------------   ------------
    Total stockholders'
     equity.................      136,309        136,309
                             ------------   ------------
    Total capitalization.... $    547,312   $    698,758
                             ============   ============

     (c) EXHIBITS.
         --------

     99.1   Press Release, dated January 5, 1999, issued by the Company.

     99.2   Press Release, dated January 5, 1999, issued by the Company.

ITEM 8.   NOT APPLICABLE.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           PRIMUS TELECOMMUNICATIONS
                              GROUP, INCORPORATED


                           By:  /s/   NEIL L. HAZARD
                               --------------------------------
                               Neil L. Hazard
                               Executive Vice President
                                  and Chief Financial Officer
Date:  January 11, 1999